                                                                    EXHIBIT 23.2
                                                                    ------------

                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 4 to the Registration Statement of T REIT, Inc. on Form S-11 of our report dated November 22, 1999, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.



                                                  /s/  HASKELL & WHITE LLP



Irvine, California
February 3, 2000